SUPPLEMENT DATED DECEMBER 24, 2008 TO THE PROSPECTUS DATED JULY 28, 2008

                     OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C.
                                  (the "Fund")
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          As  previously  disclosed in the Fund's  supplement  dated October 21,
2008 to the Fund's Prospectus, the Fund's Board of Managers has authorized the Fund to elect to be taxed as a corporation and to seek to qualify as a "regulated investment company" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Election"), which would allow for simplified tax reporting for investors in the Fund and would enable tax-exempt U.S. investors not to incur unrelated business taxable income with respect to an investment in the Fund, provided they do not borrow to acquire the investment. It is currently expected that the Fund will elect to be treated as a corporation effective
January 1, 2009. The Fund, however, is still in the process of gathering information from underlying portfolio funds for purposes of making the Election. To achieve an effective date of January 1, 2009, the Fund may make the election to be treated as a corporation at any time within the first 75 days of the calendar year. The Fund thus may avail itself of this 75-day period to further gather information for purposes of the Election. In the event the Fund's Board of Managers determines to cease pursuit of the Election (which is not currently expected), the Fund will further supplement its Prospectus.